UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 2, 2010
NATIONWIDE HEALTH PROPERTIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-9028 (Commission File Number)	95-3997619 (IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California (Address of Principal Executive Offices)	92660 (ZIP Code)
(949) 718-4400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On July 2, 2010, Nationwide Health Properties, Inc. (the “Company”) entered into Sales Agreements with each of Cantor Fitzgerald & Co. and KeyBanc Capital Markets Inc. to sell up to an aggregate of 5,000,000 shares (the “Securities”) of the Company’s common stock, par value $0.10 per share, from time to time through Cantor Fitzgerald & Co. and KeyBanc Capital Markets Inc. as sales agents (the “Sales Agents”).
     Pursuant to the Sales Agreements, the Securities may be offered and sold through either of the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Sales Agreements provide that each Sales Agent will be entitled to compensation equal to up to 2.00% of the gross proceeds of the Securities sold through such Sales Agent from time to time under the applicable Sales Agreement. The Company has no obligation to sell any of the Securities under the Sales Agreements, and may at any time suspend solicitation and offers under the Sales Agreements.
     The Securities will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-164384). The Company filed a prospectus supplement, dated July 2, 2010 with the Securities and Exchange Commission in connection with the offer and sale of the Securities.
     KeyBanc Capital Markets Inc. and/or its affiliates have performed investment banking, commercial banking and/or advisory services for the Company from time to time for which it or they have received customary fees and expenses. KeyBank National Association, an affiliate of KeyBanc Capital Markets Inc. is a lender under the Company’s Amended and Restated Credit Agreement, dated December 15, 2006 (the “2006 Credit Agreement”). To the extent any proceeds from the sale of the Securities under the Sales Agreement between the Company and KeyBanc Capital Markets Inc., as Sales Agent, are used to repay borrowings under the 2006 Credit Agreement, KeyBank National Association may receive a portion of such proceeds.
     Copies of the Sales Agreements are attached as Exhibit 1.1 and 1.2 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
1.1	Sales Agreement, dated July 2, 2010, between Nationwide Health Properties, Inc. and Cantor Fitzgerald & Co.

1.2	Sales Agreement, dated July 2, 2010, between Nationwide Health Properties, Inc. and KeyBanc Capital Markets Inc.

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.
Date: July 2, 2010	By:	/s/ Douglas M. Pasquale
		Name:	Douglas M. Pasquale
		Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Sales Agreement, dated July 2, 2010, between Nationwide Health Properties, Inc. and Cantor Fitzgerald & Co.

1.2	Sales Agreement, dated July 2, 2010, between Nationwide Health Properties, Inc. and KeyBanc Capital Markets Inc.

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)